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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): JULY 31, 2002


                              DVI RECEIVABLES CORP.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                     333-68043                      33-0608442
----------------          -----------------------         ----------------------
(State or other           (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                          Identification Number)
 incorporation
or organization)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                             18929
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (215) 488-5000


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         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending July 31, 2002, payment date August 12, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Delaware Trust 1998-2
                                                -------------------------
                                                       (Registrant)

                                         By:  DVI Receivables Corp.
                                              Owner of Trust


Dated: August 15, 2002                   By:  /s/ Steven Garfinkel
                                              -------------------------------
                                              Steven Garfinkel
                                              Executive Vice President and
                                              Chief Financial Officer

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